Exhibit 99.2
Park National Corporation & Park National Bank

Code of Business Conduct and Ethics

Governance Summary

Policy Owner	Matt Miller, President
Policy Administrator	Brady Burt, Chief Financial Officer
Policy Contact	Mark Miller, Corporate Services Director
Effective Date	January 16, 2001
Most Recently Approved	July 25, 2025
Review Frequency	Annually
Policy Version	Version – 2.1
Approval Authority	Board of Directors
File Location	[Park Place URL or File Location]

1.Purpose
This Code of Business Conduct and Ethics Policy ("Policy") sets forth the ethical standards, expectations and principles of professional conduct established by the Park National Corporation (“Corporation”) and Park National Bank (“Bank”) (collectively, “Park”). This Policy is established to ensure consistency and accountability in upholding Park’s values, maintaining public trust, and guiding conduct of all directors, officers, associates, and agents.

Annually, directors, officers and associates of Park must read this Policy and acknowledge their review in writing or electronically. New associates must review and sign the Policy during orientation.

To support accountability, Park has established the Park Improvement Line, a confidential hotline (1-800-418-6423, extension PRK [775]) and an online reporting system at www.securityvoice.com/reports, both managed by an independent third party. These channels allow anonymous reporting of violations, with information routed to appropriate Park leadership (In some cases, the Chair of the Audit Committee of the Board of Directors of Park (the “Audit Committee”) and/or the full Park Audit Committee may receive such information directly. In addition, the head of Park’s Internal Audit Department may receive such information directly.).

2.Scope
This Policy applies enterprise-wide to establish an environment of ethical decision-making and behavior through the establishment of conduct expectations and requirements, identification and disclosure of conflicts of interests, reporting of unethical behavior, and enforcement of disciplinary actions.

3.Key Definitions
Confidential Information: Any non-public information related to Park, its customers, suppliers, or operations that must be protected from unauthorized disclosure or use.

Material, Non-Public Information: Information not publicly available that a reasonable investor would consider important in making an investment decision regarding Park common shares, including an investor’s decision to buy, sell, or hold Park securities.

4.Roles and Responsibilities
4.1    Board of Directors. Park's Board of Directors is responsible for:
•Reviewing and approving this Policy and any revisions or modifications
•Overseeing, in conjunction with the Audit Committee, the ethical standards and conduct of executive leadership
•Receiving reports of violations involving executive officers or directors
•Taking appropriate action in response to confirmed violations, including public disclosure, if necessary

4.2    Audit Committee is responsible for:
•Receiving reports of violations from officers, directors, or through the Park Improvement Line
•Overseeing conflicts of interest involving executive officers or directors

4.3     Executive Leadership (Chairman, CEO, President, and CFO) is responsible for:
•Providing leadership and oversight in the implementation of the Policy
•Approving outside employment or fiduciary roles when required

4.4    Park Council and Regional/Division Presidents are responsible for:
•Reviewing and approving potential conflicts of interest reported by associates
•Providing guidance on ethical concerns and Policy interpretation
•Supporting the implementation of the Policy within their respective areas

4.5    Internal Audit is responsible for:
•Conducting independent reviews of compliance with the Policy
•Investigating reports of misconduct or unethical behavior
•Collaborating with Human Resources and Fraud and Security in investigations
•Reporting findings to the Audit Committee
•Overseeing the Internal Investigation Framework in cooperation with the Board Risk Committee

4.6    Human Resources is responsible for:
•Administering Policy acknowledgement processes for new and existing associates
•Supporting investigations into Policy violations
•Enforcing disciplinary actions for violations
•Providing training and guidance on ethical conduct

4.7     All Associates and Agents are responsible for:
•Reading, understanding, and annually acknowledging the Policy
•Complying with the Policy
•Reporting suspected violations through appropriate channels

4.8    Park Improvement Line is responsible for:
•Providing a confidential and anonymous method for reporting violations
•Ensuring reports are routed to appropriate management or the Audit Committee
•Supporting Park’s commitment to transparency and accountability

5.Policy Requirements
Directors, officers, associates, and agents of Park have a duty to act in a manner that merits public trust and confidence. This duty applies to both personal and professional conduct and extends to all activities undertaken on behalf of Park.

5.1    Confidential Information

The use and protection of confidential information is a critical area of concern for financial institutions and regulatory authorities. Due to the nature of Park’s business, directors, officers, associates, and agents are entrusted with sensitive customer and corporate information. Confidential information includes, but is not limited to, customer business plans, forecasts, decisions, problems, and any non-public information related to Park’s operations, systems or personnel.

All confidential information acquired through association with Park must be treated as privileged and held in the strictest confidence. It is to be used solely for legitimate business purposes and never for personal gain. The use of confidential information for personal benefit or the benefit of others constitutes a serious breach of trust and may subject the individual and Park to legal and regulatory penalties. Confidential information must not be disclosed to: (a) Individuals outside of Park, including family members or acquaintances; or (b) Park personnel who do not have a legitimate business need to know the information. Disclosure of confidential information to external parties (e.g., legal counsel, regulators) must only occur when there is a legitimate business or legal need and must follow appropriate authorization protocols.

Access to Park’s system and data must be restricted to authorized personnel. All users must follow security protocols, including the use of unique usernames and passwords and must not share credentials with others. Unauthorized access, use, or modification of Park’s systems or data is strictly prohibited. Individuals with access to Park’s data systems are responsible for maintaining the integrity and confidentiality of the information.

Confidential information must not be removed from Park premises unless there is a valid business reason and prior approval from a supervisor. Under no circumstances should confidential information be sent to a personal e-mail address.

Disclosure of material, non-public information–– is strictly prohibited. Violations may result in legal consequences and termination of employment.

The confidentiality standards outlined in this section apply to all communication channels, including social, mobile, and digital platforms. This includes any platform where an affiliation with Park is indicated (e.g., Facebook, LinkedIn, X, YouTube, blogs). Associates must also comply with Park’s Acceptable Use Policy and any related procedures or job aids that support the protection of confidential information.

These confidentiality requirements also apply to internal reports and statements not intended for public release. Only authorized representatives of Park may communicate with the media or investment community. All inquiries must be referred to Park’s Chairman of the Board (“Chairman”), Park’s Chief Executive Officer (“CEO”), President, or their designees.

5.2    Company Assets and Intellectual Property

All officers, directors, associates, and agents are responsible for safeguarding Park’s physical and intellectual property from loss, theft, misuse, or unauthorized disclosure. Any suspected misuse or misappropriation of Park’s assets or intellectual property must be reported immediately to a supervisor, Human Resources, or the Internal Audit Department.

Park-owned assets – including but not limited to documents, electronic files, reports, and records – must be used solely for legitimate corporate purposes. Personal use or gain from such assets is strictly prohibited. Intellectual property developed or acquired by Park – including inventions, business ideas, unique products, proprietary methodologies, and strategic business plans, as well as intellectual property leased or licensed by Park from third parties – must be protected and used exclusively for the benefit of Park.

5.3    Conflicts of Interest

Individuals must conduct themselves in a way that brings credit to Park and avoid any action that could discredit the organization. Two fundamental principles govern conduct with respect to potential conflicts: (a) When acting for, on behalf of, or in the name of Park, individuals must place Park’s interests ahead of their own; and (b) Individuals must fully disclose any situation in which their personal interests may conflict or appear to conflict with those of Park.

A conflict of interest arises when personal interests could improperly influence business decisions or actions. Examples include: (a) Having a financial interest in a transaction involving Park; (b) Competing with Park; and (c) Taking advantage of a business opportunity that belongs to Park. The following are examples of prohibited conduct that may result in disciplinary action, including termination: (a) Processing or influencing transactions for one’s own accounts or those of family members, intimate partners, close friends, or household members; (b) Viewing account information without a business need; (c) Using internal systems to conduct personal business (e.g.; ordering a debit card, changing an address); (d) Viewing account information as part of a transaction in which the associate is personally involved. Associates also may not: (a) Fill in permanent passwords for customers or log in on their behalf; or (b) Obtain cash for a customer unless the customer is physically present and dual control procedures are followed.

Associates must use online banking, mobile banking, or Retail Branch Banking for their personal banking needs and must not use their access or authority to process their own transactions. Associates must exercise prudence and good judgment when handling transactions involving individuals with whom they have a personal relationship. This Policy does not prohibit family members or close personal contacts of associates from banking with Park. However, such individuals must be treated with the same standards of service and objectivity as any other customer.

Associates must report potential conflicts of interest to their Regional/Market President or a member of the Park Council for review and approval. Any action or transaction involving a potential conflict of interest taken by an executive officer or director must be reported to the Chair of the Park Audit Committee or through the Park Improvement Line. The Audit Committee will review and determine whether the action constitutes a violation of this Policy.

Additional guidance on conflicts of interest is available in the “Conflicts of Interest” booklet within the “Asset Management” series of the Comptroller’s Handbook (OCC, January 2015).

5.4    Outside Activities

All directors, officers, associates, and agents must avoid external engagements that could compromise their responsibilities to Park. No outside activity may interfere with or conflict with the interests of Park.

Associates may not accept outside employment, serve as officers or directors of for-profit enterprises, or represent customers in dealings with Park without prior written approval from the Park Council member through whom the associate reports. For Park Council members, requests for approval will be submitted to Park’s Chairman, CEO, and/or President. When considering outside employment or engagements, associates must ask and consider the following: (a) Is there a potential conflict of interest? (b) Will the activity adversely affect Park? (c) Will it interfere with the time and attention required for Park responsibilities? (d) Will Park property, equipment, or proprietary information (e.g., mailing lists, systems) be used?

If the answer to any of the above questions is "yes," the outside activity must not be pursued. Regardless of the outcome, all outside employment must be disclosed to the associate’s supervisor.

Park encourages participation in nonprofit, community, and charitable organizations. However, associates must remain alert to potential conflicts of interest, especially when such organizations have business relationships with

Park or access to confidential information. Associates serving as officers or board members of nonprofit, community, or charitable organizations must not participate in any deliberations, decisions, or votes involving Park.

5.5    Fiduciary

No Park associate shall accept appointment to or continue to act as a fiduciary or co-fiduciary in any trust, estate, agency, guardianship, conservatorship, or custodianship, or serve as an investment counselor or estate appraiser, except in the following circumstances: (a) The relationship was created by a member of the associate’s family; or (b) The ward or individual is a close personal friend of the associate.

Any exception to this policy must be approved in writing, in advance, by Park’s Chairman, CEO, President, or the relevant Bank Regional or Market President on a case-by-case basis.

If an associate is serving as a fiduciary or co-fiduciary for a customer of Park in accordance with this Policy, the associate (a) Must not be assigned to service the related account; and (b) Must comply with all applicable conflict of interest provisions outlined in this Policy.

5.6    Gifts, Fees, Gratuities, and Other Payments from Customers, Suppliers, or Third Parties

In accordance with this Policy and with federal law, including the Bank Bribery Amendments Act of 1985, officers, directors, associates, and agents of Park are prohibited from: (a) Soliciting anything of value for themselves or a third party in return for any business, service, or confidential information of Park; and (b) Accepting anything of value in connection with Park business, except for bona fide compensation or reimbursement as permitted under 18 U.S.C. § 215(c)). The intent of 18 U.S.C. § 215 is to prevent quid pro quo arrangements or gratuities that could improperly influence banking transactions. A violation may occur if a benefit is given or received as a result of a transaction. Officers, directors, associates, and agents of Park furthermore may not accept anything of value in exchange for referrals or business recommendations if such acceptance would violate any applicable law, or regulation, including the Real Estate Settlement Procedures Act.

Associates must exercise discretion when receiving gifts or entertainment. Exceptions may include unsolicited gifts or favors of nominal value, provided: (a) The customer is not attempting to influence or reward the recipient; and (b) The gift is clearly incidental and not solicited. Acceptance is not permitted if it: (a) Creates a sense of obligation; (b) Could be misinterpreted as improper influence; or (c) Is not of nominal value or is not clearly business-related. Acceptable items may include: (a) Gifts of nominal value; (b) Promotional items used for general advertising; (c) Discounts or concessions available to all associates; or (d) Casual hospitality in a normal business setting. Associates should consider the following when evaluating a gift or benefit: (a) Would a disinterested party view the acceptance as impairing objectivity? (b) Could the gift appear to be solicited? (c) Is the gift intended to influence or reward a business decision?

If an officer, director, or agent receives a personal benefit that is not clearly reasonable and business-related, it must be reported to the Park Audit Committee. If an associate receives such a benefit, it must be reported to Park’s Chairman, CEO, President, or the relevant Bank Regional or Market President. The Park Audit Committee, Chairman, CEO, President, or relevant Bank leader may: (a) Determine that the benefit does not constitute a conflict of interest; or (b) Require that the benefit be returned or reimbursed by the Company.

5.7    Giving Gifts

Giving gifts to customers or to other officers, directors, associates, or agents of Park may be appropriate in limited circumstances when justified by legitimate business reasons. All gifts must be: (a) Reasonable and customary for the occasion; (b) Not in the form of cash; and (c) Clearly not intended to influence a business decision.

Officers, directors, associates, and agents of Park must never give anything of value – including payments, gifts, tangible items, or special privileges – in exchange for referrals or business recommendations, especially where such conduct would violate applicable laws or regulations (e.g., the Real Estate Settlement Procedures Act).

Any gift or item of value intended for a federal, state, local, or foreign government official or employee must receive prior approval from Park’s Chairman, CEO, and/or President.

5.8    Dealing Fairly with Customers, Suppliers, and Other Associates

No officer, director, associate, or agent of Park may take unfair advantage of any individual or entity through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other unfair dealing practice. Officers, directors, associates, and agents may not offer or make payments of any kind – including money, services, or property – to any domestic or foreign public official, or provide personal benefits that are not clearly reasonable and business-related to any associate or representative of an organization seeking to or doing business with Park.

If there is any uncertainty as to whether a personal benefit is clearly reasonable and business-related, the officer, director, associate, or agent must seek pre-approval from: (a) The Park Audit Committee; (b) Park’s Chairman; (c) Park’s CEO; (d) Park’s President; or (e) The relevant Bank Regional or Market President.

Except for pricing and packaging of services established by the Bank, associates may not: (a) Extend credit; (b) Lease or sell property; (c) Provide services; or (d) Base interest rates or prices on the condition that a customer — (1) Obtain products or services from the Bank; (2) Provide products or services to the Bank; or (3) Avoid doing business with a competitor of the Bank.

All Bank associates are responsible for reporting customer complaints and inquiries in accordance with Park’s Voice of the Customer program, policies, and procedures. Complaints must be logged in the central database, which is designed to monitor and track issues through resolution. Park takes all customer complaints seriously and will take corrective action as necessary to protect the Bank and its customers from reputational and financial harm, thereby maintaining public confidence and reducing compliance risk.

5.9    Competition

Park supports open, honest and ethical competition in the financial services marketplace. All business practices must reflect integrity and fairness. Collusion with competitors is strictly prohibited. This includes, but is not limited to: (a) Agreements or discussions regarding the pricing of financial services; (b) Coordination of interest rates; and (c) Any conduct that directly or indirectly reduces or restricts competition.

Associates must not portray Park or its competitors in a negative or disparaging manner. Associates are expected to represent Park positively and professionally in all communications with clients, prospects, and members of the community.

5.10    Political Activities

Park and its subsidiaries are prohibited from making any political contributions or expenditures—directly or indirectly—for the benefit of, use of, in support of, or in opposition to: (a) Any political party; (b) Any candidate; (c) Any political committee; or (d) Any non-public issue purpose. Park will not reimburse any individual for political contributions or expenditures. This restriction applies solely to the use of Park funds and does not prohibit personal political contributions by officers, directors, associates, or agents.

It is a violation of this Policy to use Park funds or property to secure favored business treatment for any Park subsidiary or to support a political campaign. Prohibited uses include, but are not limited to: (a) Park personnel; (b) Telephones; (c) Copy machines; (d) Postage; and (e) Other Park-owned resources.

Park may make political loans in connection with campaigns only if such loans are: (a) Made in accordance with applicable banking laws and regulations; (b) Conducted in the ordinary course of business; (c) Compliant with Park’s internal loan policies; and (d) In conformity with all applicable federal, state, and local laws, rules, and regulations.

Directors, officers, associates, and agents may engage in personal political activities, such as serving as a campaign treasurer, provided that: (a) Their political activity does not interfere with their work responsibilities; (b) Such activity is generally limited to evenings and weekends; (c) They inform their supervisor of their involvement; and (d) They clearly represent themselves as individuals, not as representatives of Park.

Any associate considering: (a) Running for elected public office; (b) Accepting outside employment with a governmental entity; or (c) Being appointed to a governmental position must obtain prior written approval from the Park Council member through whom the associate reports. For Park Council members, requests for approval will be submitted to Park’s Chairman, CEO, or President Associates who serve in a government or public office role must be especially careful not to use Park systems, including file storage or email, in connection with those roles so as not to expose those systems to public records request.

5.11    Dishonesty and Breach of Trust

All officers, directors, associates, and agents must always conduct themselves with honesty and integrity in all business dealings and interactions. No officer, director, associate, or agent of Park shall use their position to commit any illegal act, including but not limited to theft, falsifying records, forgery, or check kiting.

Any suspicious activity must be reported immediately to: (a) The Internal Audit Department; (b) The Human Resources Department; or (c) The confidential Park Improvement Line. Upon receipt of a report, the Park Investigation Team—comprised of Internal Audit, Fraud and Security, and Human Resources officers—will conduct a thorough investigation.

All officers, directors, associates, and agents are required to fully cooperate with investigations. Any of the following actions may result in immediate termination of employment: (a) Withholding information; (b) Providing false or misleading information; (c) Impeding or interfering with an investigation.

Any confirmed legal violations will be referred to the appropriate law enforcement agency for prosecution.

5.12    Compliance with Applicable Laws, Rules, and Regulations

All officers, directors, associates, and agents of Park are expected to comply with all applicable federal, state, local, and foreign laws, rules, and regulations governing Park’s business operations, including but not limited to insider trading laws. In the event of a conflict between a law and this Policy, related parties must comply with the law. If a custom or practice conflicts with this Policy, related parties must comply with the Policy.

Related parties must respond honestly and candidly when interacting with: (a) Park’s independent and internal auditors; (b) Examiners and regulators; and (c) Legal counsel.

Park is committed to compliance with the Bank Secrecy Act (BSA) and Anti-Money Laundering (AML) laws, rules, regulations, and guidance to prevent money laundering, terrorist financing, and other criminal activity. Associates must be able to identify and escalate unusual or suspicious transactions or situations. Reports should be made through: (a) The associate’s supervisor; (b) A senior leader; (c) The Park Improvement Line; (d) Park’s Chairman, CEO, or President; or (e) The relevant Bank Regional or Market President.

If an associate is uncertain about the application of a law, rule, or regulation to Park, they must seek guidance from the relevant Bank Regional or Market President. Officers, directors, and agents should seek guidance from Park’s Chairman, CEO, President, or the relevant Bank Regional or Market President. If outside legal counsel may be needed, associates may consult: (a) The Legal Risk Management Policy on Park Place; (b) Park’s Chief Legal Officer; and (c) The appropriate Leadership Group member.

The Park Audit Committee has established a confidential reporting process for unresolved concerns and is empowered to engage outside legal counsel when necessary. Refer to the information above regarding the Park Improvement Line.

5.13    Health and Safety

Park considers its associates to be its most valuable resource and is committed to maintaining a safe and healthy workplace for all. Each associate is responsible for: (a) Following all safety and health rules; (b) Promptly reporting accidents, injuries, and unsafe equipment, practices, or conditions. Associates must immediately notify their supervisor if: (a) They are injured or become ill as a result of their work; or (b) They become aware of any unsafe working conditions. Reporting forms are available electronically and may also be obtained from a supervisor or the Human Resources Department.

Park strictly prohibits the use of drugs or alcohol that could impair an associate’s ability to perform their duties or damage Park’s reputation. This includes: (a) Being over the legal limit or impaired while representing Park; (b) Transporting associates or customers in Park-owned or personal vehicles while under the influence; or (c) Abusing legally-prescribed controlled substances.

Park does not tolerate violence or threats of violence in the workplace. Park defines workplace violence as any act perceived as threatening, menacing, or harmful to an individual, group, or Park itself. This includes: (a) Threats or actions that create a perception of intent to harm; or (b) Actual harm to persons or property. Associates must report any suspected violation of this Policy immediately to: (a) Their supervisor; (b) Fraud and Security; or Human Resources officers.

5.14    Dealing with Auditors, Examiners, Regulators, and Legal Counsel

All officers, directors, associates, and agents of Park must respond to and interact with Park’s independent auditors, internal auditors, examiners, regulators, and legal counsel in an honest, factual and candid manner.

Park’s filings with the Securities and Exchange Commission, banking regulators, and other regulatory agencies — as well as all public communications — must be: (a) Complete; (b) Fair; (c) Accurate; (d) Timely; (e) Understandable; and (f) Transparent. Associates may be called upon to provide information to ensure that Park’s filings and public reports meet these standards. All such information must be provided truthfully and promptly.

Confidential supervisory information received from regulators (e.g., the Federal Reserve, Office of the Comptroller of the Currency, Consumer Financial Protection Bureau) is privileged and highly restricted. Confidential supervisory information must: (a) Be safeguarded at all times; (b) Only be shared with Park colleagues on a strict “need to know” basis; (c) Never be removed from Park’s premises; and (d) Never be sent to a personal e-mail address for any reason.

Park’s legal counsel must be consulted before any confidential supervisory information is shared with anyone outside of Park or with any Park personnel not authorized to receive it.

5.15    Maintaining Accurate Records

Park's books, records, and accounts must accurately and fairly reflect all transactions in reasonable detail and in accordance with Park’s established accounting practices and policies. All officers, directors, associates, and agents must comply with internal control procedures designed to: (a) Safeguard Park’s assets; and (b) Ensure proper reporting and disclosure of financial information. All records must be retained and destroyed in accordance with Park’s document retention policies and procedures. If disclosure of documents, records, or other information is required in connection with litigation or a governmental investigation, the responsible officer, director, associate, or agent must first seek guidance from Park’s legal counsel.

In all business records and communications—including e-mails, memos, and reports—related parties are prohibited from: (a) Falsifying or causing the falsification of any information; (b) Using exaggerations, guesswork, or misleading characterizations that could be misinterpreted. No false or artificial entries may be made in Park’s books or records for any reason.

Associates are strictly prohibited from forging or signing a customer’s name on any document, including affixing an electronic signature, regardless of: (a) Whether the act is authorized by the customer; or (b) Whether there is intent to defraud.

5.16    Personal Investments

All officers, directors, associates, and agents must exercise sound judgment and remain mindful of potential conflicts of interest when making personal investment decisions. Personal investments must not: (a) Influence the individual’s judgment or actions in the conduct of Park's business; or (b) Result in personal profit from securities transactions made on behalf of Park’s customers.

Associates responsible for managing a client relationship may not invest in the equity of that client or any of its subsidiaries or affiliates, except under the following conditions: (a) The stock is publicly traded on a national or regional exchange; (b) The associate’s total ownership interest (including that of family members) does not exceed 1% of the outstanding capital stock; and (c) The associate does not request or accept allocation of stock in a new issue from any dealer or person if the issuer has a business relationship with Park (other than a deposit relationship). Associates with purchasing authority over goods or services must avoid investments in the equity of Park’s vendors or suppliers, except for publicly traded stock that meets the criteria outlined above.

Park maintains a comprehensive Insider Trading Policy that applies to all officers, directors, and associates, as well as their family members. Full compliance with this Policy is required. In accordance with the Insider Trading Policy, no officer, director, associate, or agent may engage in a securities transaction for their own account if: (a) The transaction is based on material, non-public information or any information not generally available to the public; and (b) The information was obtained through Park on a confidential basis or for corporate purposes. Likewise, the disclosure of material, non-public information to unauthorized individuals is strictly prohibited.

5.17    Personal Borrowing

Officers subject to Regulation O, as well as other officers and associates of Park, may borrow from the Bank or other financial institutions, provided that: (a) All transactions are conducted at arm's-length; (b) Terms reflect market pricing; and (c) Control of the lending decision rests solely with the lender. Officers and directors subject to Regulation O must report applicable borrowing activity to the Board of Directors of Park in accordance with regulatory requirements.

Associates may not have lending authority over any account involving: (a) Themselves; (b) Their family members; or (c) Any related interests.

Associates are prohibited from borrowing from customers or suppliers of the Bank. This restriction does not prevent the Bank from entering into a lending relationship with individuals related to an associate by blood or marriage.

Park maintains a policy of consistent credit standards for all loan applications and existing clients. These standards apply regardless of: Race; Color; Religion; National origin; Age; Sex; Disability; Familial or marital status; Military status; Ethnicity; Sexual orientation; Gender identity; or Any other legally protected status.

All applicants must meet relevant credit criteria and have the legal capacity to enter into a binding contract.

Associates must exhibit the highest caliber of ethical behavior and fiscal responsibility in their own banking relationships with Park. Moreover, they are expected to abide by their financial obligations to Park and to any financial institution from which they borrow. This includes ensuring their payments are made on time, sufficient funds are available in the account(s) from which they are intending to withdraw the funds, and that their accounts always remain in good standing. Although Park understands that there may be extraordinary circumstances from time to time that prevent associates from meeting these obligations, it is expected that they take full responsibility for proactively communicating any issues to Park so that appropriate arrangements can be made to address the problem at hand.

5.18    Giving Advice to Clients or Customers

Associates may occasionally be asked by clients or customers to provide opinions or guidance on legal or tax-related matters. Park is not authorized to practice law or provide legal or tax advice. Associates must not engage in any activity that could be interpreted as such. Associates must exercise caution when discussing legal or tax-related topics to ensure that: (a) They do not give the impression that they are offering legal or tax advice; and (b) Clients or customers do not misinterpret the discussion as such. When appropriate, associates should refer clients or customers to qualified legal or tax professionals for advice.

5.19    Assistance in Meeting the Company’s Accounting, Financial Reporting, and Disclosure Obligations

Park is required to issue financial statements in accordance with U.S. generally accepted accounting principles (GAAP) and to make public disclosures in compliance with the rules and regulations of the U.S. Securities and Exchange Commission and NYSE American. All officers, directors, associates, and agents must maintain honest, accurate, and complete books, records, and accounts to support Park’s accounting and financial reporting obligations. Any officer, director, associate, or agent involved in preparing Park's disclosures—or asked to provide information relevant to such disclosures—must ensure that all public reports and communications are: Fair; Accurate; Certifiable; Complete; Objective; Relevant; Timely; and Understandable.

Any associate or officer who, in good faith, believes that Park's accounting methods are inappropriate or not in compliance with GAAP, or who has concerns about questionable accounting, auditing, or internal control matters, must report such concerns to: Park's Chief Financial Officer; The Chief Auditor of Park; or The Park Audit Committee, if unsatisfied with the response. The Park Audit Committee has established confidential procedures to protect the identity of individuals reporting such concerns. Associates may also use the Park Improvement Line for this purpose.

Any officer or associate who becomes aware of a material event or fact involving Park that has not been publicly disclosed must immediately report it to: Park's Chairman; Park’s CEO; Park’s President; Park’s Chief Financial Officer; or The relevant Bank Regional or Market President.

5.20    Post-Employment Activities

Upon leaving employment or their role with Park, officers, directors, associates, and agents must not take any Park Confidential Information with them, regardless of its form, whether physical or electronic. This includes, but is not limited to, trade secrets, customer lists, customer information, financial data, marketing plans, intellectual property, and internal operational details. Associates are obligated to return all company property and devices, and to ensure that no confidential or proprietary information remains in their possession, on personal devices, or in cloud storage. Unauthorized removal, retention, use, or disclosure of Park information, including Confidential Information, after departure is strictly prohibited and may result in legal action.

Departing individuals remain legally obligated not to disclose or use for personal purposes any confidential or proprietary information obtained during their association with Park. This includes: (a) Confidential information about Park; (b) Information about Park’s customers, vendors or business partners. Departing officers, directors, associates, and agents are expected to refrain from: (a) Disparaging Park; or (b) Engaging in any activity that could damage Park’s reputation or business, as such conduct may also be unlawful.

6.Exceptions, Escalation, Interpretation, and Enforcement
Exceptions to this Policy may only be made at the discretion of the Policy Owner or Policy Contact. Material exceptions arising under the Policy will be escalated to the Policy Owner, Policy Administrator, and Park Council, or to the Board of Directors if the context requires. Any exceptions to this Policy shall be documented and be retained by the Policy Contact. If the Policy Owner or Policy Contact deems necessary, the exception will be reported to the Board of Directors. Interpretation and questions about this Policy should be addressed to the Policy Owner or Policy Contact. Enforcement of this Policy is the responsibility of the Policy Owner or Policy Contact.

6.1    Violation of Policies

There are many policies that are very important to Park and its operations. Nothing herein shall relieve any officer, director, associate, or agent of Park from complying with all other applicable Park policies. Violations of any of Park's Board-approved policies may be cause for disciplinary action, including termination of employment or service.

Park requires full compliance with this Policy. Associates are encouraged to report any violation of this Policy to their supervisor, the Internal Audit Department, the Human Resources Department, or to the relevant Bank Regional or Market President. Officers and directors must report any violation of this Policy to the Park Audit Committee. Officers, directors, associates, and agents may also report suspected violations of this Policy to a senior officer, the Human Resources Department, the Internal Audit Department, or the Park Improvement Line. Park will not permit any retaliation against an officer, director, associate, or agent who properly reports (to the appropriate personnel) a matter that he or she believes, in good faith, to be a violation of this Policy or anyone who participates in any investigation of any such violation. Reports to the Audit Committee may be made on a confidential basis. Any officer, director, associate, or agent who is found to have violated this Policy may be subject to discipline, including termination of employment or service.

The Audit Committee shall investigate any alleged violation of this Policy by any of Park's officers, directors, associates, or agents. If the Audit Committee determines that a violation of this Policy has occurred, the Audit Committee shall be authorized to take any action it deems appropriate. If the violation involves an executive officer or director of Park, the Audit Committee shall notify Park's Board of Directors, and the Board of Directors shall take such action as it deems appropriate. In the event the Board of Directors recognizes that a violation by an executive officer or a director of Park has occurred but elects not to take any remedial or other action against the offending executive officer or director, Park shall disclose the facts and circumstances of the decision by Park’s Board of Directors to waive the violation of this Policy as may be required under applicable laws, rules and regulations, or the requirements of the U.S. Securities and Exchange Commission or NYSE American by posting the same on Park's web site or by any other permissible means.

Nothing in this Policy affects the general policy of Park that employment is at will and can be terminated by Park or the associate at any time and for any or no reason.

7.Review Requirements
This Policy will be reviewed annually and updated as appropriate by the Policy Owner, subject to the review of the Policy Review Committee and the Board of Director’s approval.

Appendix A: Revision History Tracking

Version	Requestor of Change	Date	Summary of Changes
2.1	Mark Miller / Clint Bailey	July 2025	Migrate to new standardized template; Revisions as part of annual review

Appendix B: Related Policies and Supporting Documents

Referenced Policies, Procedures, and Supporting Documents
Legal Risk Management Policy
Insider Trading Policy
Acceptable Use Policy

Appendix C:  Legal and Regulatory Tagging

Applicable Laws and Regulations

Appendix D: Abbreviations and Acronyms

Acronym	Reference Name

ASSOCIATE'S ACKNOWLEDGMENT
OF PARK NATIONAL CORPORATION & PARK NATIONAL BANK
CODE OF BUSINESS CONDUCT AND ETHICS

I understand the foregoing Code of Business Conduct and Ethics (the "Policy") will not answer or resolve every question. If I am uncertain about what the right thing to do is, I know I may seek the advice and guidance of my supervisor, Human Resources representative or Regional or Market President with which my position is associated.

I UNDERSTAND THAT I MAY ALWAYS DIRECTLY REPORT ANY MATTER WHICH I BELIEVE, IN GOOD FAITH, TO BE A VIOLATION OF THE FOREGOING POLICY TO PARK’S CHAIRMAN OF THE BOARD, PARK’S CHIEF EXECUTIVE OFFICER, AND/OR PARK’S PRESIDENT, OR TO THE AUDIT COMMITTEE OF PARK'S BOARD OF DIRECTORS ON A CONFIDENTIAL BASIS. I MAY ALSO CONTACT THE PARK IMPROVEMENT LINE AT 1-800-418-6423 EXT. PRK (775) OR REPORT VIA THE WEBSITE AT www.securityvoice.com/reports.

I acknowledge understanding this Policy and agree to be bound by the terms of the Policy. By my acknowledgement, I understand I may be subject to disciplinary action, including separation of employment or service, termination of business relationship, and prosecution under applicable law for violating any of the provisions of the Policy.

DIRECTOR’S ACKNOWLEDGMENT
OF PARK NATIONAL CORPORATION & PARK NATIONAL BANK
CODE OF BUSINESS CONDUCT AND ETHICS

The foregoing Code of Business Conduct and Ethics (the "Policy") will not answer or resolve every question. If I am uncertain about what the right thing to do is, I may seek the advice and guidance of outside legal counsel to Park National Corporation and Park National Bank ("Park") or other legal counsel designated by the Audit Committee of the Board of Directors of Park.

I MAY ALWAYS DIRECTLY REPORT ANY MATTER WHICH I BELIEVE, IN GOOD FAITH, TO BE A VIOLATION OF THE FOREGOING POLICY TO THE AUDIT COMMITTEE OF PARK’S BOARD OF DIRECTORS OR THE FULL BOARD OF DIRECTORS OF PARK.

I have read and understand the foregoing Policy, have been given a copy to retain for my reference, and agree to be bound by its terms. I understand I can be subject to discipline, removal for cause as a member of the Board of Directors/Advisory Board on which I serve, and prosecution under applicable law for violating any of the provisions of the Policy.

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